UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

[The following is the text of information to be posted by management on various Company internal communications media or provided by means of oral presentations to groups of employees.]

RJnet News

RJF Shareholders:  Vote

As shareholders, you are always encouraged to review the proxy materials and vote your shares. Your vote is important, no matter the size of your holdings.

The proxy materials for the February 24 Raymond James Financial Annual Meeting of Shareholders are in the mail.

Among the items to be voted on by shareholders – including common stock shareholders and all associates who are participants in the firm’s Employee Stock Ownership Plan (ESOP) – are:

•	The election of 10 nominees to our Board of Directors;
•	Ratification of the appointment by the Audit Committee of our Board of Directors of KPMG LLP as our independent registered public accounting firm;
•	Approval of the amendments to the 2005 restricted stock plan to add non-employee directors as eligible participants;
•	Approval of an advisory (non-binding) resolution on the company’s executive compensation; and,
•	Approval of an advisory (non-binding) resolution on the frequency of shareholder voting on the company’s executive compensation.

We Need Your Vote

While broker/dealers may sometimes vote shares without specific instructions from their customers for shares held in their customers’ accounts, this action is only allowed for appointment of auditors, one of five items on the RJF agenda this year.  Please consider the voting recommendations of the Board of Directors contained the proxy statement.

How to Vote

All shareholders will receive proxy materials in the mail. Your proxy card explains how you can vote online, by telephone or by returning the card by mail. You will need your proxy card to vote, as it contains important shareholder -specific information.

If you lose or do not receive your proxy information and own shares in an account other than ESOP, contact the Corporate Actions department at ext. 73724 to get the control number associated with your respective RJF shares. You can then vote online (http://www.proxyvote.com/) or by telephone (1-800-454-8683) with this shareholder-specific control number.

NOTE: These instructions are for employees only and are only for shares held in street name through RJA.

If you lose or do not receive the proxy card for your shares held in your ESOP, e-mail reorganization@raymondjames.com by 5 p.m. ET Wednesday, February 16, 2011, to request the control number associated with your respective RJF shares. Your e-mail should include your name and address that is associated with your ESOP account. As soon as you receive your control number you can then vote online (http://www.proxyvoting.com/rjf) or by telephone (1-866-540-5760) with this shareholder-specific control number.

More Information

The full proxy statement is available at raymondjames.com under “Our Company – Investor Relations – Shareholders’ Meeting.”

Weekly Digest

January 24

HOM, RJ&A
RJF Shareholders: Vote
Vote when you receive your RJF proxy materials, which will be delivered in the mail in the next week or so. See what’s on the ballot, review the board’s recommendations and know how you can participate.

FID, IAD, ICD
RJF Common Stock Shareholders: Vote
If you own RJF common stock in your own portfolio, vote when you receive your RJF proxy materials, which will be delivered in the mail in the next week or so. See what’s on the ballot, review the board’s recommendations and know how you can participate.

February 7

HOM, RJ&A
Remember to Vote Your RJF Shares
Consider the ballot, the board’s recommendations and the three ways to vote, and find out what to do if you lost your RJF proxy materials.

FID, IAD, ICD
Remember to Vote Your RJF Common Shares
If you own RJF common stock in your own portfolio, consider the ballot, the board’s recommendations and the three ways to vote, and find out what to do if you lost your RJF proxy materials.

February 21

HOM, RJ&A
RJF Shareholders - Last Chance to Vote
Review the ballot and the board’s recommendations and vote by February 23.

FID, IAD, ICD
RJF Common Stock Shareholders - Last Chance to Vote
If you own RJF common stock in your own portfolio, review the ballot and the board’s recommendations and vote by February 23.

Department Head, Supervisor’s Meeting

February 7 Department Head Meeting

Remember to vote your RJF shares. Common stock shareholders and all associates who are participants in the firm’s Employee Stock Ownership Plan are eligible to vote and should have received proxy materials. The ballot this year includes the election of 10 nominees to our Board of Directors, approval of the amendments to the 2005 restricted stock plan to add non-employee directors as eligible participants, and advisory resolutions on executive compensation and the frequency of such votes going forward. Your vote is important, no matter the size of your holdings.  Please consider the voting recommendations of the Board of Directors and vote.

February 15 Supervisor’s Meeting

Remember to vote your RJF shares. Common stock shareholders and all associates who are participants in the firm’s Employee Stock Ownership Plan are eligible to vote and should have received proxy materials. The ballot this year includes the election of 10 nominees to our Board of Directors, approval of the amendments to the 2005 restricted stock plan to add non-employee directors as eligible participants, and advisory resolutions on executive compensation and the frequency of such votes going forward. Your vote is important, no matter the size of your holdings.  Please consider the voting recommendations of the Board of Directors and vote.

RJTV

Slide to run February 7-23

RJF Shareholders, Remember to Vote
        Know what’s on the ballot for the February 24 Annual Meeting and how you can participate through your RJF proxy materials.

RJnet Search: Vote